Exhibit 10.1

                            RESTRUCTURING AGREEMENT


      THIS RESTRUCTURING AGREEMENT (the "Agreement"), dated January 23, 1997, is made and entered into by and among HemaSure Inc., a Delaware corporation with its principle place of business at 140 Locke Drive, Marlborough, MA 01752 USA ("HemaSure"), HemaPharm Inc., a Delaware corporation and a wholly-owned subsidiary of HemaSure (the "Buyer"), HemaSure A/S, a corporation organized under the laws of Denmark and a wholly-owned subsidiary of the Buyer ("HemaSure A/S"), and Novo Nordisk A/S, a corporation organized under the laws of Denmark with its principle place of business at Novo Alle, DK-2880, Bagsvard, Denmark (the "Seller"). The Buyer, the Seller, HemaSure, and HemaSure A/S are collectively referred to herein as the "Parties."

      WHEREAS, Parties have entered into an Asset Purchase Agreement, dated May 2, 1996 (the "Asset Purchase Agreement"), pursuant to which the Buyer purchased from the Seller the business and assets comprising the Seller's Plasma Product Unit (the "Acquisition");

      WHEREAS, in connection with the Acquisition and the Asset Purchase Agreement, (i) the Parties entered into a Technical and Administrative Service Agreement, dated May 2, 1996 (the "Technical Service Agreement"), and a Sales Service Agreement, dated May 2, 1996 (the "Sales Service Agreement" and, together with the Asset Purchase Agreement and the Technical Service Agreement, the "Acquisition Agreements"), (ii) the Buyer made and delivered to the Seller the Raw Materials Promissory Note (the "RM Note"), (iii) HemaSure A/S made and delivered to the Seller the Work-In-Process Promissory Note (the "WIP Note" and, together with the RM Note, the "Notes"), and (iv) Novo Nordisk became entitled to receive the Raw Materials Differential (together with the Notes, the "Indebtedness"); and

      WHEREAS, the Parties now desire to (i) amend the Asset Purchase Agreement,
(ii)  consolidate and restructure the  Indebtedness due and owing to the Seller,
(iii) provide for certain mutual waivers and releases of certain potential claims among the Parties, (iv) amend certain provisions of the Technical Service Agreement and the Sales Service Agreement, and (v) provide for certain other actions and relationships between the Parties.

      NOW, THEREFORE, in consideration of these premises, the representations, warranties and covenants of the respective Parties set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

      1. Definitions. Capitalized terms used, but not defined, herein shall have the respective meanings ascribed thereto in the Asset Purchase Agreement.

      2. Amendment of Asset Purchase Agreement. Section 1.3(b) (Purchase Price) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

            "(b) A business shut down (a "Business Shut Down") shall have occurred if, before March 31, 1998, the manufacturing facility in Denmark for the Business shall have been shut down and at least 75% of the employees of the Business in Denmark shall have been terminated; a determination to effect a Business Shut Down shall be at the sole discretion of the Buyer."

            In addition, the Seller agrees that neither HemaSure, the Buyer, nor HemaSure A/S now has or shall have in the future, any liability or obligation whatsoever to the Seller with respect to the Raw

Materials Differential, as such may have existed on or prior to the date hereof, and the Seller hereby expressly forgives and cancels any and all such indebtedness.

      3.    Payment of Outstanding Invoices and Paydown of WIP Note.

            (a) Concurrent with the execution and delivery of this Agreement, the Seller shall pay to HemaSure A/S an aggregate amount of DKK 53,836,300 as payment in respect of certain invoices which previously have been delivered and invoiced by HemaSure A/S to the Seller. The payment described in the preceding sentence shall take the form of a deemed paydown by HemaSure A/S, effective on the date hereof, of an aggregate amount of DKK 53,836,300 of the principal amount currently due and outstanding under the WIP Note.

            (b) The transactions and payments provided for in this Section 3 shall be deemed to have occurred immediately prior to the consummation of the transactions set forth in Sections 4 and 5 below.

      4.    Assignment of Right to and Interest in WIP Note.

            (a) The Seller hereby transfers and assigns to HemaSure, all of the Seller's right, title and interest in and to the WIP Note, and the Seller shall appropriately endorse and deliver to HemaSure such WIP Note, so as to validly transfer and assign to HemaSure all such right, title and interest in and to the WIP Note.

            (b) In consideration for, among other things, the transfer and assignment to HemaSure by the Seller of all of its right, title and interest in and to the WIP Note, HemaSure shall, on the date hereof, make and deliver to the Seller the New HemaSure Note described in Section 5(c) below and enter into the registration rights agreement described in such section.

      5. Restructuring of Indebtedness. The Indebtedness due and owing to the Seller pursuant to the Notes is hereby restructured and quantified as follows:

            (a) Concurrent with the execution and delivery of this Agreement, the Seller is surrendering and delivering to the Buyer the Raw Materials Promissory Note for cancellation. The Seller hereby forgives and cancels any and all liabilities, obligations, and indebtedness under the Raw Materials Promissory Note.

            (b) As set forth in Section 2 above, concurrent with the execution and delivery of this Agreement, the Seller hereby forgives and cancels any and all indebtedness formerly represented by the Raw Materials Differential under the Asset Purchase Agreement.

            (c)  Concurrent  with the execution and delivery of this  Agreement,
(i) HemaSure shall make and deliver to the Seller a convertible subordinated promissory note, in the form attached hereto as Exhibit A (the "New HemaSure Note"), in the original principal amount of US $11,721,989.00, and, in connection therewith, HemaSure and the Seller shall enter into a registration rights agreement, in the form attached hereto as Exhibit B.

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



      6. Mutual Release and Waiver. The Parties hereby release and forever discharge one another, their affiliates, subsidiaries and divisions, and their respective officers and directors, from any and all claims, demands, damages, causes of action, or suits, whether in contract, tort, equity, statute, or otherwise, that they have, have ever had, or may potentially have as of the date hereof, against one another (but not with respect to claims asserted by third parties), arising, directly or indirectly, from any one or more of the Acquisition Agreements (including, but not limited to, the Raw Materials Differential), and/or the Notes.

      7. Amendment of Technical Service Agreement and Sales Service Agreement. Concurrent with the execution and delivery of this Agreement, the Seller and HemaSure A/S shall execute and deliver a Prolongation Agreement - Technical, Administrative and Sales Services, in the form attached hereto as Exhibit C.

      8. Agreement Regarding Sales to Iran. Concurrent with the execution and delivery of this Agreement, the Seller and HemaSure A/S shall execute and deliver an agreement, in the form attached hereto as Exhibit D, relating to certain invoices and payments between the Seller and HemaSure A/S in connection with certain sales to the Islamic Republic of Iran.

      9. Sublease Letter. Concurrent with the execution and delivery of this Agreement, HemaSure shall sign and deliver to the Seller a letter, in the form attached hereto as Exhibit E, with respect to certain potential sublease security obligations that may arise from and after April 1, 1998.

      10. Rent Payments (Warehouse Facility). The Seller and the Buyer hereby acknowledge and agree that the aggregate annual rent payments under the sublease agreement between the Seller and the Buyer with respect to the warehouse facility at Kanalholmen, Hvidovre, Denmark (the "Sublease"), shall be DKK 456,200 (which rent payments shall be set forth in the written assignment, in the form of Exhibit F attached hereto and described in Section 11 below), exclusive of VAT, based on 544 square meters (freeze house facilities of 250 square meters and a laboratory of 294 square meters).

      11. Assignment and Recordation of Sublease. Concurrent with the execution and delivery of this Agreement, the Buyer shall assign to HemaSure A/S all of the Buyer's rights, title and interest in and to the Sublease, and the Buyer shall assume and agree to be liable for all liabilities and obligations under such Sublease, pursuant to a written assignment, in the form of Exhibit F, which assignment shall be executed by the Buyer, HemaSure A/S, and the Seller, and recorded in the appropriate land records in Denmark.

      12.   Representations and Warranties.

            (a) Each of HemaSure, the Buyer, and HemaSure A/S, represents and warrants to the Seller that it has the requisite power and authority to execute and deliver this Agreement, and each exhibit hereto to which it is to be a party, and to perform its obligations hereunder and thereunder, and this Agreement, and each such exhibit, has been duly authorized, executed and delivered by it and is binding and enforceable against it in accordance with its terms.

            (b) The Seller represents and warrants to, and covenants and agrees with, each of HemaSure, the Buyer, and HemaSure A/S that:

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                  (i) it has the  requisite  power and  authority to execute and deliver this Agreement, and each exhibit hereto to which it is to be a party, and to perform its obligations hereunder and thereunder, and this Agreement, and each such exhibit, has been duly authorized, executed and delivered by it and is binding and enforceable against it in accordance with its terms;

                  (ii) it understands that neither the New HemaSure Note nor the securities that may be issuable upon conversion thereof have been registered under the Securities Act of 1933, as amended (the Securities Act"), in reliance on an exemption therefrom for transactions not involving any public offering, that neither the New HemaSure Note nor the securities that may be issuable upon conversion thereof have been approved or disapproved by the United States Securities and Exchange Commission or by any other Federal or state agency;

                  (iii) it is acquiring the New HemaSure Note, and the rights specified therein to acquire securities of HemaSure upon conversion thereof, for its own account for investment and not with a view to the sale or distribution thereof (except pursuant to a registration statement under the Securities Act); and

                  (iv) it understands that neither the New HemaSure Note nor the securities that may be issuable upon conversion thereof can be resold unless registered by HemaSure pursuant to the Securities Act and any applicable state securities laws, or unless an exemption therefrom is available, and, accordingly, it may not be possible for the undersigned to liquidate its investment in HemaSure; and it agrees not to sell, assign or otherwise transfer or dispose of the New HemaSure Note, or any securities of HemaSure issuable upon conversion thereof, unless such note and securities have been so registered or an exemption from the requirements of registration is available.

      13. Press Releases and Announcements. Neither HemaSure, the Buyer nor HemaSure A/S, on the one hand, or the Seller, on the other hand, shall issue any press release or announcement relating to the subject matter of this Agreement without the prior written approval of the other; provided, however, that either may make any public disclosure that it believes in good faith is required by law or regulation (in which case the disclosing party shall advise the other party and provided it with a copy of the proposed disclosure prior to making the disclosure).

      14. No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

      15. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. Neither Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

      16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      17. Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      18.   Notices.  All  notices,   requests,   demands,   claims,  and  other
communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly delivered two business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

If to the Seller:                  Copy to:

Novo Nordisk A/S                   Novo Nordisk A/S
Novo Alle, DK-2880                 Novo Alle, DK-2880
Bagsvard, Denmark                  Bagsvard, Denmark
Attn:                              Attn:  General Counsel
Fax:                               Fax:

                                   Novo Nordisk of North America, Inc.
                                   405 Lexington Avenue, Suite 6400
                                   New York, New York 10017
                                   Attn: General Counsel
                                   Fax: 212-867-0298

If to HemaSure, the Buyer or
HemaSure A/S:                      Copy to:

HemaSure Inc.                      Battle Fowler LLP
140 Locke Drive                    Park Avenue Tower
Marlborough, MA  01752             75 East 55th Street
Attn: President and Chief          New York, New York  10022
      Executive Officer            Attn:  Luke P. Iovine, III, Esq.
                                   Fax:  212-856-7816


Any Party may give any notice, request, demand, claim, or other communication hereunder using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the individual for whom it is intended. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

      19. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the provision of conflicts of law thereof.

      20. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties. No waiver by either Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      21.   Expenses.   Each  Party  shall  bear  its  own  costs  and  expenses
(including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

                           (signature page follows)

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

                  HEMASURE INC.


                  By:  /s/ Steven H. Rouhandeh
                        Name: Steven H. Rouhandeh
                        Title: President and Chief Executive Officer


                  HEMAPHARM INC.


                  By:  /s/ Steven H. Rouhandeh
                       Name: Steven H. Rouhandeh
                       Title: President


                  HEMASURE A/S


                  By:  /s/ Steven H. Rouhandeh     /s/ Svenn Poulsen
                       --------------------------  -------------------
                       Name: Steven H. Rouhandeh   Name: Svenn Poulsen
                       Title: Director             Title: Managing Director



                  NOVO NORDISK A/S


                  By:  /s/ Kurt A. Nielsen   /s/ Jesper Ovesen
                      --------------------   ------------------
                      Name: Kurt A. Nielsen  Jesper Ovesen
                      Title: Deputy CEO      Managing Director





                               (end of signature page)